Note 3 - Summary of Significant Accounting Policies: Basic and Diluted Loss Per Common Share (Policies)	6 Months Ended
Feb. 28, 2015
Policies
Basic and Diluted Loss Per Common Share

Basic and Diluted Loss per Common Share

Basic loss per common share is calculated by dividing the Company’s net loss applicable to shareholders by the weighted average number of shares during the period. Diluted loss per share is calculated by dividing the Company’s net loss available to shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is adjusted for any potentially dilutive debt or equity. There were 5,349,676 such shares outstanding as of February 28, 2015, which were excluded from the calculation of diluted loss per share as their effect would have been anti-dilutive.